Exhibit 99.1

Zeta Global Completes Acquisition of LiveIntent

October 21, 2024 (NEW YORK, NY) – Zeta Global (NYSE: ZETA), the AI-Powered Marketing Cloud, today announced it has successfully completed its acquisition of LiveIntent, a pioneer in people-based marketing.

The addition of LiveIntent’s assets, publisher network, and channel capabilities will bolster the Zeta Marketing Platform, strengthen the Zeta Data Cloud, and advance Zeta’s position in AI-powered marketing. For more information on the acquisition, read here.

“Acquiring LiveIntent is not only accretive to our financial profile, it also strengthens the value we deliver to enterprises, extends our platform to the publisher ecosystem and widens our moat,” said David A. Steinberg, co-founder, Chairman and CEO of Zeta Global. “We’re delighted to add LiveIntent’s vast data assets, direct channel capabilities and premium publisher network to the Zeta Marketing Platform (ZMP). The integration of LiveIntent into the ZMP will expand gross margins while accelerating the shift of our revenue derived from agency customers to direct channels.”

Transaction details are available in Zeta’s Press Release and 8-K filed with the Securities and Exchange Commission on October 8, 2024.

About Zeta Global

Zeta Global (NYSE: ZETA) is the AI-Powered Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our acquisition of LiveIntent and the anticipated synergies, accretive value, impact on Zeta’s product portfolio and market position, gross margin growth and revenue shift acceleration from agencies to direct customers, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies resulting from our acquisition of LiveIntent. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Zeta’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contacts:

Investor Relations

Madison Serras

ir@zetaglobal.com

Press

Candace Dean

press@zetaglobal.com